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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                 April 22, 1998
--------------------------------------------------------------------------------
                        (Date of earliest event reported)



                                   RIDE, INC.
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             (Exact name of registrant as specified in its charter)


          Washington                        1-13042                       91-1571027
-------------------------------      ----------------------     ------------------------------------
(State or other jurisdiction of      Commission File Number     (I.R.S. Employer Identification No.)
        Incorporation)


     8160 304th Avenue Southeast
         Preston, Washington                                            98050
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)


                                 (425) 222-6015
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              (Registrant's telephone number, including area code)




                                   Page 1 of 3

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ITEM 8.  CHANGE IN FISCAL YEAR

          Ride, Inc. will change its year end from December 31 to a July 1 through June 30 fiscal year. This change was approved by the Company's Board of Directors on April 22, 1998. A report covering the six-month transition period of January 1, 1998 through June 30, 1998 will be filed on Form 10-K no later than September 28, 1998.




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SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



      RIDE, INC.
      --------------------------
      (Registrant)



Dated:   May 5, 1998                            By  /s/  G. Scott Stewart
                                                    ---------------------------
                                                    G. Scott Stewart
                                                    Senior Vice President and
                                                    Chief Financial Officer






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                                INDEX TO EXHIBITS


Exhibit No.                   Description                            Page

  99.1           Press Release dated May 4, 1998